[LOGO]

                              The Central European
                                Equity Fund, Inc.

                                  Annual Report

                                October 31, 2001

                 [LOGO]                  The Central European
                                          Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                December 7, 2001

Dear Shareholder,

      In the aftermath of the events of September 11, the US economy has entered its first recession since 1991 and has pulled the rest of the global economy down with it. Global growth is expected to slip from 4.7% in 2000 to 2.2%--its slowest growth since 1992. However, we expect Emerging Europe to weather the economic slowdown better than other emerging regions, partly due to having only indirect links to the US. Emerging Europe could benefit as the economic slowdown increases the relocation of manufacturing jobs from Western Europe due to the significantly lower labor costs in this region. This month DaimlerChrysler announced that it was switching some production of heavy trucks from Germany to Hungary. Further economic stimulus will come from increased government spending and foreign direct investment prompted by ongoing preparation to join the European Union. Economic fundamentals in Central Europe remain sound and should register growth far above the global average. For 2002, economic growth for Hungary, Poland, and the Czech Republic is expected to be 4.1%, 3.8% and 3.0%, respectively. Global investors continue to gain confidence in the economic policies of the region, as some of the local currencies have gained over 8% relative to the US dollar.

      During the fiscal year ended October 31, 2001, the Central European Equity Fund's net asset value per share declined by 14.3%, while its share price declined 7.8%. Both compare favorably to the Fund's benchmark, which fell 20.4% during the year. Emerging European equities outperformed both US equities and Continental European equities, as well as the equity markets of Asia and South America. As mentioned in earlier reports, the Fund changed its benchmark from the customized MSCI Index to the CECE Index on January 1, two months into the Fund's fiscal year. Both country allocation and sector allocation contributed to the Fund's 6.1% outperformance. Hungary, which currently makes up 33% of the Fund's assets was one of the better performing markets, declining only 8.3%. The Fund's underweight in the Czech Republic also contributed to the relative outperformance. Croatia, a country that is not part of the Fund's benchmark, was the best performer, rising over 14% in US dollar terms. In terms of stock selection, the manager added value by overweighting two of the best performing sectors: energy and banks. At the most recent Board of Directors' meeting, there was an extensive discussion about Russia, at the conclusion of which the Directors confirmed their earlier position that the Fund be allowed to invest 5-10% of its assets in this country.

      We believe the Central European region continues to be an attractive investment, due to the above average economic growth potential available. Furthermore, equity valuations are at very attractive levels relative to the other global equity markets, including the emerging markets of Asia and Latin America. The Fund continued its share buyback program throughout the year. The Fund's discount to its net asset value declined to an average of 21.4% during the fiscal year.

                                                Sincerely,


/s/ Christian Strenger                          /s/ Richard T. Hale

Christian Strenger                              Richard T. Hale
Chairman                                        President

--------------------------------------------------------------------------------
  For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit:
                                www.ceefund.com
--------------------------------------------------------------------------------

FUND HISTORY AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------

STATISTICS:

Net Assets ....................................................     $111,213,313
Shares Outstanding ............................................        8,043,420
NAV Per Share .................................................           $13.83

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

  Record                               Ordinary         LT Capital
   Date                                 Income             Gains         Total
----------                             --------         ----------     ---------
11/19/01.............................   $0.23                --          $0.23
11/16/98.............................   $0.14                --          $0.14
9/1/98...............................   $0.01             $0.01          $0.02
11/17/97.............................   $1.54             $5.01          $6.55
9/3/97...............................      --             $0.02          $0.02
12/19/96.............................   $0.11             $1.79          $1.90

TOTAL RETURNS:

                                              For the year ended October 31,
                         ----------------------------------------------------------------------
                             2001          2000            1999          1998           1997
                         -----------    ----------      ----------    -----------    ----------
Net Asset Value ......     (14.31)%         .94%           2.48%        (26.09)%      22.41%
Market Value .........      (7.79)%       (5.00)%         (3.29)%       (22.89)%      28.93%
Benchmark ............     (20.40)%(1)     2.05%(2)       19.31%(2)     (24.68)%(2)   22.70%(3)

(1) Represents the customized MSCI Index for the 2 months ended 12/31/00 and the CECE Index for the 10 months ended 10/31/01. The Fund changed its benchmark from the customized MSCI Index to the CECE Index on January 1, 2001.
(2)   Represents the MSCI Index.
(3)   Represents the DAX Index.

OTHER INFORMATION:

NYSE Ticker Symbol ....................................................     CEE
Nasdaq Symbol .........................................................   XCEEX
Dividend Reinvestment Plan ............................................     Yes
Voluntary Cash Purchase Program .......................................     Yes
Annual Expense Ratio ..................................................   1.66%

10 LARGEST EQUITY HOLDINGS AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------

                                   % of                                  % of
                                 Portfolio                             Portfolio
                                 ---------                             ---------
1. Telekomunikacja Polska           9.9        6. Bank Pekao              6.4
2. OTP Bank                         9.6        7. Elektrim                5.0
3. Polski Koncern Naftowy           9.6        8. Gedeon Richter          4.4
4. Mol Magyar Olaj-ES Gazipari      8.9        9. Komercni Banka          4.3
5. Matav                            8.0       10. Prokom Software         3.5

                                [GRAPHIC OMITTED]

                           ----------------------------
                                                % of
                             Country          Portfolio
                           ----------------------------
                             Poland             47.9
                           ----------------------------
                             Hungary            34.6
                           ----------------------------
                             Czech
                             Republic           11.4
                           ----------------------------
                             Croatia             3.2
                           ----------------------------
                             Russia              2.0
                           ----------------------------
                             Austria             0.9
                           ----------------------------
                             Total               100%
                           ----------------------------

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

Question: Why have you decided to invest in Russia?

Answer: At the moment, Russia appears to be one of the more attractive emerging markets in which to invest. It has made huge gains in establishing political stability, and with relatively high oil prices, it has achieved a high level of economic stability. In addition, the Russian economy has become more diversified and is therefore less dependent on oil and gas prices. Economic growth over the next few years is expected to be very strong. This year, Russia's economy is expected to grow by 5.0%. This is one of the strongest growth rates in the world with the exception of China and India. However, Russian equities are much cheaper than in those countries. According to Morgan Stanley, the Russian equity market trades at the lowest price-earnings ratio (3.9x) than any other country. China and India's equity markets trade at P/E ratios of 12.4 times and 11.3 times, respectively. The low valuation in Russia is largely due to the debt default of 1998, which is still fresh in the minds of many investors. However, with Russia recently paying off an international debt obligation for the very first time, and improved government effectiveness since the arrival of Vladimir Putin (where compliance in tax payments have risen sharply and the state budget now running regular surpluses), a re-rating of Russia creditworthiness is over due. We also believe that Russia will gain some additional economic benefits for its strong support of the US in its fight against terrorism. There is growing expectation of foreign debt restructuring over the coming months which will reduce its debt service bill, and longer term, there is growing talk of Russia joining the World Trade Organization. By joining the WTO, Russia would be open for large amounts of foreign direct investment, and it would have to strengthen its laws concerning shareholder rights. Both of these steps would increase the attractiveness of the Russian equity market.

Question: How are Poland and Hungary's membership negotiations with the European Union progressing?

Answer: The EU membership negotiations are making good progress. The Czech Republic, Hungary, Poland, Slovakia, Slovenia, and the Baltic republics will likely complete the negotiations by the end of 2002, with their actual membership likely to begin on January 1, 2005. The accession negotiations are an anchor for the candidate countries' economic and structural policies. Foreign investors are increasingly realizing this, as fund flows, representing direct investment and portfolio investments, have reached record levels in Poland, Hungary and the Czech Republic. As economic ties with the EU are intensifying, the candidate countries for EU accession benefit the most from an economic upswing in the EU. However, it is our belief that these countries should be able to realize higher growth rates than the EU itself, if they continue to implement further structural reforms. It is this higher growth potential that makes these countries very attractive to invest in.

Question: The US has been very aggressive in cutting interest rates in order to stimulate growth. Did you see similar cuts in Central Europe?

Answer: Hungary, Poland and the Czech Republic have done a good job taming inflation. This month, Hungary reported that inflation fell to 7.1%, bringing the central bank's target of 7.0% well within reach. Poland and the Czech Republic both have an inflation rate below 5%. Lower inflation has made it much easier for the central banks to lower interest rates. Interest rates in Hungary were trimmed by 50 basis points this month to 9.75%, its lowest in a decade and the Czech Republic also lowered rates by 50 basis points this month to 4.75%. The Polish Central Bank has been the most aggressive. Interest rates have been lowered six times this year with a full 150 basis point reduction in early December. Poland's official interest rate is now at 11.5%, which is 7.5% lower than at the beginning of the year.

Hanspeter Ackermann, Chief Investment Officer of the Central European Equity
Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

ECONOMIC OUTLOOK FOR THE CENTRAL EUROPEAN ECONOMIES

Poland

Signs of a prospective upturn in the world economy are beginning to emerge, and we expect the global economy to recover in 2002, with global GDP growth rising to 2.5% from 2.2% in 2001. Next year looks to be a better year for Poland as we expect it to recover at a significantly faster pace than most other countries. Economic growth is expected to slow this year to 2.5% from 4.2% last year. However, the economy is expected to grow 3.8% next year, almost twice this year's level. The main cause for the economic slowdown this year was excessively high interest rates. The tight monetary policy the government has had in place since last year has been highly successful in reducing inflation and shrinking the current account deficit, but it also caused industrial production to contract. After peaking at 11.6% last July, inflation has fallen to 4.3% in September. Thus, there is the prospect of an inflation rate below 5% for the year, which would be substantially below the government's year-end target of 6 to 8%. As a result of the lower inflation, the Polish central bank has lowered interest rates by 7.5% year-to-date, which now stands at 11.5%. However, in our view, interest rates are still too high, and with real interest rates (interest rates minus inflation) of +6.5%, we believe the Polish Central Bank will be very aggressive in easing next year. For comparison, the real official interest rate in the US is currently -0.8%.

Hungary

Hungary's macroeconomic outlook remains very solid, and its expected economic growth of 4.3% in 2001 is the second highest in all of Europe, exceeded only by Russia. Like all other countries, Hungary's economic growth was slower than last year, but the decline was relatively small, falling just 0.7% from last year's growth rate of 5.0%. Economic growth in 2002 is expected to rise to 4.5%, more than twice the global average of 2.2%. The slower growth was largely the result of lower demand from Europe, as Hungary exports 73% of its total exports to the EU. However, the main driving force of growth during the year was strong domestic demand. Private consumption benefited from wage hikes in the public sector and large-scale public investment projects. Many of these projects are funded by the huge amounts of foreign capital that Hungary has attracted due to its high growth potential. Of the countries expected to join the EU, Hungary is widely considered to be the furthest along in the negotiation process. Already its currency, the Hungarian forint (HUF), meets several qualifications required before adopting the Euro; most of its foreign exchange restrictions were abolished, and the intervention band for the HUF was widened to +/- 15% vs. the Euro. In 2002, we expect a more expansionary fiscal policy. Under the so-called Szechenyi plan, publicly funded infrastructure investment spending is to increase by 10% each year to meet EU and NATO standards. Inflation should decline to 9.6% by year-end, and to 6.0% by the end of 2002. The current account deficit has stabilized at around 4% of GDP.

Czech Republic

The Czech Republic was one of the very few countries that actually had higher economic growth in 2001 compared to last year. The Czech economy, which grew 2.9% in 2000, is expected to grow by 3.2% this year, and 3.5% in 2002. The economic recovery in the Czech Republic has continued to improve on the back of steady export growth. Inflation has remained very stable at 4.9%, partially due to a strong currency. Over the past 13 months, the Czech koruna, has appreciated 15% relative to the US dollar. The Czech government has stepped up its privatization program and has had tremendous international interest in acquiring former state owned businesses. In December, the government is expected to receive bids of up to $4 billion for its holdings in CEZ, the dominant electric utility. Among the bidders are companies from France, Italy, the UK and Spain. The country's long-term economic growth prospects are virtually guaranteed by the EU accession process that is rapidly integrating the Czech Republic into the European economic structure.

DIRECTORS OF THE CLOSED-END FUNDS*
--------------------------------------------------------------------------------

+ Mr. Detlef Bierbaum, Partner, Sal. Oppenheim & Cie.

+ Mr. John A. Bult, Chairman, PaineWebber International

  Hon. Richard R. Burt, Chairman, IEP Advisers, LLP; former U.S. Ambassador to
    Germany

  Mr. John H. Cannon, former Vice President & Treasurer, Foot Locker, Inc.

  Mr. Richard Goeltz, former Vice Chairman and Chief Financial Officer, American
    Express Co.

  Dr. Franz-Wilhelm Hopp, Member of the Management Board, ERGO
    Versich-erungsgruppe AG

  Mr. Ernst-Ulrich Matz, former Chief Financial Officer, IWKA  AG

  Mr. Edward Schmults, former General Counsel, GTE Corp.; former partner, White
    & Case

  Mr. Hans G. Storr, former CFO, Philip Morris Companies Inc.

+ Mr. Christian Strenger, Chairman of the Boards of Directors of the Closed-End
    Funds, former CEO, DWS (Deutsche Bank's mutual fund group)

  Dr. Juergen Strube, Chairman of the Management Board, BASF AG

  Dr. Frank Tromel, former Chairman, Delton AG

  Mr. Robert Wadsworth, President, Robert H.Wadsworth & Associates, Inc.

  Mr. Werner Walbrol, President and CEO, German American Chamber of Commerce

  Mr. Otto Wolff von Amerongen, Chairman, Otto Wolff AG

  Mr. Peter Zuhlsdorff, Chairman of the Supervisory Board of GfK AG, TV Loonland
    AG and Escada AG

      On November 2nd, after their quarterly Board Meeting, the Directors of the Closed-End Funds made a trip to "Ground Zero" in Lower Manhattan. They were accompanied by a representative of the Mayor's Office and had the opportunity to relive the events of September 11th and to see its ongoing aftermath. Directors came from around the US as well as from numerous cities in Germany. It was a particularly moving experience for all, but each felt the need to visit the site and to express empathy with all who have been involved with the event.

* The Directors of the closed-end funds (Germany Fund, New Germany Fund and Central European Equity Fund) meet together in combined board meetings although they speak for their respective funds. Three Directors sit on all three fund boards: Messrs. Bult, Strenger and Wadsworth. The following sit only on the boards of the Germany Fund and the Central European Equity
      Fund: Messrs. Bierbaum, Burt, Schmults, Storr, Strube, Walbroel and Wolff. The following sit only on the board of the New Germany Fund: Messrs. Cannon, Goeltz, Hopp, Matz, Troemel and Zuhlsdorff.

+     indicates an "interested director".

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Richard T. Hale, President and Chief Executive Officer of the Closed-End
  Funds, Managing Director and Head of U.S. mutual fund administration group of Deutsche Bank

Mr. Hanspeter Ackermann, Chief Investment Officer of the Closed-End Funds and
  Managing Director of Deutsche Bank Securities Inc.

Mr. Robert Gambee, Chief Operating Officer and Secretary of the Closed-End
  Funds, Director of Deutsche Bank Securities Inc.

Mr. Joseph Cheung, Chief Financial Officer and Treasurer of the Closed-End Funds and Vice President of Deutsche Bank Securities Inc.

Ms. Isabella Chan, Funds Administrator, Deutsche Bank Securities Inc.

Mr. Thomas Gill, Vice President of Deutsche Bank Securities Inc.

Mr. Christophe Bernard, Senior Portfolio Manager, Deutsche Asset Management
  International GmbH

Mr. Thomas Bucher, Portfolio Manager, Deutsche Asset Management International
  GmbH

SHARES REPURCHASED AND ISSUED
--------------------------------------------------------------------------------

      The Fund has been purchasing shares of its common stock in the open market. Your Directors continue to believe the Fund represents excellent value. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal year                 1997        1998        1999        2000        2001
                            ----        ----        ----        ----        ----
Shares repurchased         722,257   2,680,954   1,270,800   1,106,500     686,975

Shares issued for
 dividend reinvestment     592,008   2,082,693      66,019         -0-         -0-

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

      The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee. Further information is contained at the end of this Annual Report.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2001
--------------------------------------------------------------------------------

   Shares                       Description                             Value
 ----------                  ----------------                         ----------

INVESTMENTS IN POLISH COMMON STOCKS--45.2%
            BANKS--8.0%
     31,231 Bank Rozwoju Eksportu ...............................    $   815,749
     31,500 Bank Pekao* .........................................        580,557
     38,000 Bank Pekao (ADR)*+ ..................................        695,400
    300,000 Bank Pekao (GDR)* ...................................      5,490,000
    125,166 Bank Zachodni WBK* ..................................      1,295,506
                                                                     -----------
                                                                       8,877,212
                                                                     -----------
            COMPUTER & PERIPHERALS--2.7%
    116,801 Computerland* .......................................      2,965,288
                                                                     -----------
            CONSTRUCTION & ENGINEERING--2.9%
    373,410 Budimex* ............................................      2,324,412
    588,805 Mostostal Zabrze* ...................................        905,522
                                                                     -----------
                                                                       3,229,934
                                                                     -----------
            DIVERSIFIED TELECOMMUNICATIONS
               SERVICES--9.4%
    148,241 Telekomunikacja Polska* .............................        551,855
  2,615,000 Telekomunikacja Polska (ADR)*+  .....................      9,466,300
    105,000 Telekomunikacja Polska (GDR)* .......................        380,100
                                                                     -----------
                                                                      10,398,255
                                                                     -----------
            HOTEL RESTAURANTS & LEISURE--0.6%
    148,802 Orbis* ..............................................        633,857
                                                                     -----------
            MEDIA--2.8%
    165,000 Agora (GDR)*+ .......................................      2,186,250
     35,000 Agora (GDR)* ........................................        463,750
     33,464 Art Marketing Syndicate* ............................        492,586
                                                                     -----------
                                                                       3,142,586
                                                                     -----------
            METALS & MINING--1.2%
    250,000 KGHM Polska Miedz ...................................        714,024
    115,000 KGHM Polska Miedz (GDR) .............................        649,750
                                                                     -----------
                                                                       1,363,774
                                                                     -----------
            OIL & GAS--9.0%
    794,462 Polski Koncern Naftowy ..............................      3,616,921
    720,000 Polski Koncern Naftowy (GDR)+ .......................      6,408,000
                                                                     -----------
                                                                      10,024,921
                                                                     -----------
            SOFTWARE--3.9%
     54,000 Prokom Software* ....................................      1,370,926
    180,000 Prokom Software (GDR)* ..............................      2,268,000
     20,000 Softbank ............................................        127,914
     93,442 Softbank (GDR) ......................................        593,358
                                                                     -----------
                                                                       4,360,198
                                                                     -----------
            TRADING COMPANIES & DISTRIBUTORS--4.7%
  1,039,977 Elektrim* ...........................................      5,229,715
                                                                     -----------
            Total Investments in Polish Common Stocks
              (cost $60,756,948) ................................     50,225,740
                                                                     -----------
INVESTMENTS IN HUNGARIAN COMMON STOCKS--32.7%
            AUTOMOBILES--1.3%
    240,000 Raba ................................................      1,433,266
                                                                     -----------
            BANKS--9.1%
     75,000 OTP Bank ............................................      3,948,903
    116,000 OTP Bank (GDR) ......................................      6,148,000
                                                                     -----------
                                                                      10,096,903
                                                                     -----------
            CHEMICALS--0.5%
     49,557 Pannonplast .........................................        493,836
                                                                     -----------
            DIVERSIFIED TELECOMMUNICATIONS
               SERVICES--7.5%
    500,000 Matav ...............................................      1,563,659
    438,000 Matav (ADR) .........................................      6,810,900
                                                                     -----------
                                                                       8,374,559
                                                                     -----------
            OIL & GAS--8.4%
     89,610 Mol Magyar Olaj-ES Gazipari .........................      1,440,777
    491,000 Mol Magyar Olaj-ES Gazipari (GDR) ...................      7,905,100
                                                                     -----------
                                                                       9,345,877
                                                                     -----------
            PHARMACEUTICALS--5.9%
     49,713 Egis* ...............................................      1,984,199
     29,918 Gedeon Richter ......................................      1,626,518
     55,000 Gedeon Richter (GDR) ................................      2,975,500
                                                                     -----------
                                                                       6,586,217
                                                                     -----------
            Total Investments in Hungarian Common Stocks
               (cost $37,012,553) ...............................     36,330,658
                                                                     -----------

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--OCTOBER 31, 2001 (continued)
--------------------------------------------------------------------------------

   Shares                       Description                            Value
 ----------                  ----------------                        ----------

INVESTMENTS IN CZECH REPUBLIC COMMON STOCKS--10.7%
            BANKS--4.1%
     96,000 Komercni Banka* .....................................  $  2,497,586
    234,996 Komercni Banka (GDR)* ...............................     2,020,966
                                                                   ------------
                                                                      4,518,552
                                                                   ------------
            CHEMICAL--1.3%
  1,070,000 Unipetrol* ..........................................     1,462,196
                                                                   ------------
            DIVERSIFIED TELECOMMUNICATIONS
               SERVICES--3.2%
    326,000 Cesky Telecom .......................................     2,545,290
    135,000 Cesky Telecom (GDR) .................................     1,059,750
                                                                   ------------
                                                                      3,605,040
                                                                   ------------
            INDUSTRIAL CONGLOMERATES--1.0%
    525,000 Ceske Energeticke Zavody ............................     1,070,164
                                                                   ------------
            MEDIA--1.1%
    151,730 Ceske Radiokomunikace (GDR) .........................     1,289,705
                                                                   ------------
            Total Investments in Czech Republic Common Stocks
              (cost $15,394,232) ................................    11,945,657
                                                                   ------------
INVESTMENTS IN CROATIAN COMMON STOCKS--3.0%
            BANKS--2.0%
     97,000 Zagrebacka Banka (GDR) ..............................     2,182,500
                                                                   ------------
            PHARMACEUTICALS--1.0%
    140,000 Pliva D.D. (GDR) ....................................     1,169,000
                                                                   ------------
            Total Investments in Croatian Common Stocks
              (cost $2,645,238) .................................     3,351,500
                                                                   ------------

INVESTMENTS IN RUSSIAN COMMON STOCKS--1.9%
            OIL & GAS--1.9%
    120,000 Surgutneftegaz (ADR) ................................     1,557,620
     10,000 Yukos (ADR) .........................................       560,000
                                                                   ------------
            Total Investments in Russian Common Stocks
              (cost $2,549,222) .................................     2,117,620
                                                                   ------------
INVESTMENT IN AUSTRIAN COMMON STOCK--0.9%
            IT CONSULTING & SERVICES--0.9%
    104,840 S&T System Integration
              & Technology*
              (cost $1,660,883) .................................       968,653
                                                                   ------------
            Total Investments--94.4%
              (cost $120,019,076) ...............................   104,939,828

            Cash and other assets in
              excess of liabilities--5.6% .......................     6,273,485
                                                                   ------------

            NET ASSETS--100% ....................................  $111,213,313
                                                                   ============

----------
*      Non-income producing securities.
+      144A. Restricted to resale to institutional investors only.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $120,019,076) .................................   $ 104,939,828
Cash and foreign currency (cost $5,620,086) ...............................       5,555,353
Receivable for securities sold ............................................         769,370
Foreign withholding tax refund receivable .................................          70,666
Dividend receivable .......................................................          61,370
Interest receivable .......................................................          16,218
Other assets ..............................................................           1,010
                                                                              -------------
   Total assets ...........................................................     111,413,815
                                                                              -------------

LIABILITIES

Management fee payable ....................................................          56,898
Investment advisory fee payable ...........................................          30,508
Payable for shares repurchased ............................................          18,796
Accrued expenses and accounts payable .....................................          94,300
                                                                              -------------
   Total liabilities ......................................................         200,502
                                                                              -------------
NET ASSETS ................................................................   $ 111,213,313
                                                                              =============
Net assets consist of:
Paid-in capital, $.001 par (Authorized
   80,000,000 shares of common stock) .....................................   $ 226,321,803
Cost of 5,462,555 shares held in treasury .................................     (80,671,384)
Undistributed net investment income .......................................         773,235
Accumulated net realized loss on investments
   and foreign currency transactions ......................................     (20,061,661)
Net unrealized depreciation of investments
   and foreign currency ...................................................     (15,148,680)
                                                                              -------------
Net assets ................................................................   $ 111,213,313
                                                                              =============
Net asset value per share
   ($111,213,313 / 8,043,420 shares of common stock issued and outstanding)          $13.83
                                                                                     ======

See Notes to Financial Statements

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                       For the year
                                                                          ended
                                                                        October 31,
                                                                           2001
                                                                       ------------
NET INVESTMENT INCOME

Income
   Dividends (net of foreign withholding taxes of $109,466) ........   $  2,555,017
   Interest ........................................................        176,217
   Securities lending, net .........................................         20,230
                                                                       ------------
      Total income .................................................      2,751,464
                                                                       ------------
Expenses
   Management fee ..................................................        775,596
   Investment advisory fee .........................................        407,237
   Custodian and Transfer Agent's fees and expenses ................        239,116
   Reports to shareholders .........................................        223,007
   Directors' fees and expenses ....................................        157,849
   Legal fee .......................................................         64,396
   Audit fee .......................................................         55,000
   NYSE listing fee ................................................         35,000
   Miscellaneous ...................................................         67,197
                                                                       ------------

      Total expenses before custody credits* .......................      2,024,398
      Less: custody credits ........................................        (46,169)
                                                                       ------------
      Net expenses .................................................      1,978,229
                                                                       ------------
Net investment income ..............................................        773,235
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS

Net realized gain (loss) on:
   Investments .....................................................    (14,945,432)
   Foreign currency transactions ...................................      1,047,369
Net change in unrealized appreciation/depreciation on:
   Investments .....................................................     (7,974,526)
   Translation of other assets and liabilities from foreign currency        (54,038)
                                                                       ------------
Net loss on investments and foreign currency transactions ..........    (21,926,627)
                                                                       ------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ........................................   $(21,153,392)
                                                                       ============

----------
* The custody credits are attributable to interest earned on U.S. cash balances.

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         For the year     For the year
                                                                                            ended            ended
                                                                                          October 31,      October 31,
                                                                                             2001             2000
                                                                                         -------------    -------------
INCREASE (DECREASE) IN NET ASSETS

Operations
   Net investment income (loss) ......................................................   $     773,235    $    (796,817)
   Net realized gain (loss) on:
     Investments .....................................................................     (14,945,432)      12,859,659
     Foreign currency transactions ...................................................       1,047,369         (290,722)
   Net change in unrealized appreciation/depreciation on:
     Investments .....................................................................      (7,974,526)     (11,502,067)
     Translation of other assets and liabilities from foreign currency ...............         (54,038)         (14,036)
                                                                                         -------------    -------------
   Net increase (decrease) in net assets resulting from operations ...................     (21,153,392)         256,017
                                                                                         -------------    -------------
Capital share transactions:
   Cost of shares repurchased (686,975 and 1,106,500 shares, respectively) ...........      (8,556,770)     (16,597,292)
                                                                                         -------------    -------------
   Net decrease in net assets from capital share transactions ........................      (8,556,770)     (16,597,292)
                                                                                         -------------    -------------
Total decrease in net assets .........................................................     (29,710,162)     (16,341,275)

NET ASSETS

Beginning of year ....................................................................     140,923,475      157,264,750
                                                                                         -------------    -------------
End of year (including undistributed net investment income of $773,235 and $-0- as
   of October 31, 2001 and 2000, respectively) .......................................   $ 111,213,313    $ 140,923,475
                                                                                         =============    =============

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Central European Equity Fund, Inc. (formerly The Future Germany Fund, Inc. or the "Fund") commenced investment operations on March 6, 1990 as a non-diversified, closed-end management investment company incorporated in Maryland. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in an unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2001 (continued)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2001, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $25,202 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2001 were $67,041,284 and $80,010,567, respectively.

The cost of investments at October 31, 2001 was $120,127,878 for United States Federal income tax purposes. Accordingly, as of October 31, 2001, net unrealized depreciation of investments aggregated $15,188,050, of which $9,311,752 and $24,499,802 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 2001 of approximately $21 million, of which $6 million and $15 million will expire in 2006 and 2009, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED

For the year ended October 31, 2001, the market value of securities loaned averaged $1,376,741 and was $2,790,000 at October 31, 2001. The market value of government securities received as collateral for such loans averaged $1,418,319 for the same period and was $2,658,083 at October 31, 2001. For the year ended October 31, 2001, the Fund earned $20,230 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL

During the years ended October 31, 2001 and 2000, the Fund purchased 686,975 and 1,106,500 of its shares of common stock on the open market at a total cost of $8,556,770 and $16,597,292, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 22.2% and 25.7%, respectively. These shares are held in treasury.

NOTE 7. SUBSEQUENT EVENT

On November 2, 2001, the Board of Directors of the Fund declared a dividend of $0.23 per share to stockholders of record on November 19, 2001, payable on November 29, 2001.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the years indicated:

                                                                       For the year ended October 31,
                                                         ------------------------------------------------------------
                                                           2001         2000         1999         1998         1997
                                                         --------     --------     --------     --------     --------
Per share operating performance:
Net asset value:
Beginning of year ....................................   $  16.14     $  15.99     $  15.74     $  28.00     $  24.56
                                                         --------     --------     --------     --------     --------
Net investment income (loss) .........................        .10         (.09)        (.08)         .13          .09
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions .....      (2.70)        (.38)         .09        (6.18)        5.26
                                                         --------     --------     --------     --------     --------
Increase (decrease) from investment operations .......      (2.60)        (.47)         .01        (6.05)        5.35
                                                         --------     --------     --------     --------     --------
Increase resulting from share repurchases ............        .29          .62          .40          .82          .28
                                                         --------     --------     --------     --------     --------
Distributions from net investment income .............         --           --         (.13)        (.01)        (.11)
Distributions from net realized
   foreign currency gains+ ...........................         --           --         (.01)          --           --
Distributions from net realized
   short-term capital gains+ .........................         --           --           --        (1.54)          --
Distributions from net realized
   long-term capital gains ...........................         --           --           --        (5.02)       (1.81)
                                                         --------     --------     --------     --------     --------
Total distributions ..................................         --           --         (.14)       (6.57)       (1.92)
                                                         --------     --------     --------     --------     --------
Dilution in NAV from dividend reinvestment ...........         --           --         (.02)        (.46)        (.27)
                                                         --------     --------     --------     --------     --------
Net asset value:
   End of year .......................................   $  13.83     $  16.14     $  15.99     $  15.74     $  28.00
                                                         ========     ========     ========     ========     ========
Market value:
   End of year .......................................   $  10.95     $ 11.875     $  12.50     $13.0625     $ 23.125
Total investment return for the year:++
   Based upon market value ...........................      (7.79)%      (5.00)%      (3.29)%     (22.89)%      28.93%
   Based upon net asset value ........................     (14.31)%        .94%        2.48%      (26.09)%      22.41%
Ratio to average net assets:
   Total expenses before custody credits* ............       1.66%        1.37%        1.44%        1.20%        1.10%
   Net investment income (loss) ......................        .63%        (.44)%       (.44)%        .56%         .32%
Portfolio turnover ...................................      57.83%       59.17%       60.35%       97.48%       68.20%
Net assets at end of year (000's omitted) ............   $111,213     $140,923     $157,265     $173,825     $325,972

--------
 +    Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
 * The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets would have been 1.62%, 1.35%, 1.43% and 1.17% for 2001, 2000,
      1999 and 1998, respectively.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Central European Equity Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central European Equity Fund, Inc. (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 7, 2001


REPORT OF STOCKHOLDERS' MEETING (unaudited)
--------------------------------------------------------------------------------

      The Fund held its Annual Meeting of Stockholders on June 28, 2001.The one matter voted upon by stockholders and its resulting votes were as follows:

                                                          Voting Results*
                                                  ----------------------------
                                                           Against/
                                                   For     Withheld  Abstained
                                                   ---     --------  ---------
1. Election of the following
   Directors:
   Detlef Bierbaum ............................   6,373       300       --
   Richard R. Burt ............................   6,388       285       --
   Edward C. Schmults .........................   6,381       292       --

*  In thousands of shares.

AMENDMENTS OF THE BYLAWS - SUMMARY (unaudited)
--------------------------------------------------------------------------------

      The Board of Directors amended the Fund's Bylaws at its July 16, 2001 meeting. One amendment requires that a stockholder (which under the existing Bylaws must be a stockholder of record) who nominates a director must include relevant information about the nominee at the time of the stockholder's proposal. The information must enable the Board of Directors to determine whether the nominee satisfies the "Relevant Experience and Country Knowledge" requirement and whether the nominee has a "Conflict of Interest", as each of those terms is defined in the Bylaws. Another amendment clarifies that the "financial or industrial business" referred to in the definitions of "Relevant Experience and Country Knowledge" and "Conflict of Interest" may include a business unit within a larger enterprise. The full text of the amendments has been filed with the SEC.

U.S. TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------

      The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended October 31, 2001 is $109,466. The foreign source income for information reporting purposes is $2,840,700. The Fund did not make any capital gain distributions during the year.

      This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 2001.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN (unaudited)
--------------------------------------------------------------------------------

      The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

      Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

      Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

      For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

      The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited) (continued)
--------------------------------------------------------------------------------

      The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

      Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

      The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

 EXECUTIVE OFFICES

 31 West 52nd Street, New York, NY 10019

 (For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.)

 MANAGER

 Deutsche Bank Securities Inc.

 INVESTMENT ADVISER

 Deutsche Asset Management International GmbH

 CUSTODIAN AND TRANSFER AGENT

 Investors Bank & Trust Company

 LEGAL COUNSEL

 Sullivan & Cromwell

 INDEPENDENT ACCOUNTANTS

 PricewaterhouseCoopers LLP

 DIRECTORS AND OFFICERS

 CHRISTIAN STRENGER
 Chairman and Director

 DETLEF BIERBAUM
 Director

 JOHN A. BULT
 Director

+RICHARD R. BURT
 Director

+EDWARD C. SCHMULTS
 Director

+HANS G. STORR
 Director

 DR. JUERGEN F. STRUBE
 Director

+ROBERT H. WADSWORTH
 Director

+WERNER WALBROEL
 Director

 OTTO WOLFF von AMERONGEN
 Director

 RICHARD T. HALE
 President and Chief Executive Officer

 HANSPETER ACKERMANN
 Chief Investment Officer

 ROBERT R. GAMBEE
 Chief Operating Officer and Secretary

 JOSEPH M. CHEUNG
 Chief Financial Officer and Treasurer

----------
+     Member of the Audit Committee.
      All investment management decisions are made by a committee of United States and German advisors.

--------------------------------------------------------------------------------
                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269
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This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.
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                          ---------------------------
                                      CEE
                          ---------------------------
                                     Listed
                          ---------------------------
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE
                          ---------------------------

          Copies of this report and other information are available at:
                                www.ceefund.com

SUMMARY OF GENERAL INFORMATION
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THE FUND

The Central European Equity Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

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There are three closed-end funds for your selection:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle market German companies including the Neuer Markt, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central European Equity Fund--investing primarily in Central and Eastern European companies.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.
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